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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2005

                            THE MIDDLEBY CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

             Delaware               1-9973                          36-3352497
 (State or Other Jurisdiction (Commission File Number)           (IRS Employer
     of Incorporation)                                       Identification No.)

       1400 Toastmaster Drive, Elgin, Illinois                       60120
       (Address of Principal Executive Offices)                    (Zip Code)


              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operation and Financial Condition.

     On March 3, 2005, The Middleby Corporation (the "Company") issued a press release announcing its results of operations for the fourth quarter and twelve months ended January 1, 2005. A copy of the press release, dated March 3, 2005, is furnished herewith as Exhibit 99.1. On March 4, 2005, as previously announced, the Company held a conference call discussing its fourth quarter and fiscal year 2004 results of operations, a transcript of which is furnished herewith as Exhibit 99.2.

     This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by Item 2.02.

ITEM 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------       --------------------------------------------------------------

Exhibit 99.1      The Middleby Corporation Press Release, dated March 3, 2005.

Exhibit 99.2      Transcript of Conference Call held on March 4, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE MIDDLEBY CORPORATION


Dated: March 8, 2005                    By:  /s/  Timothy J. FitzGerald
                                             -----------------------------------
                                             Timothy J. FitzGerald
                                             Vice President and Chief Financial
                                             Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------------------------
Exhibit 99.1      The Middleby Corporation Press Release, dated March 3, 2005.

Exhibit 99.2      Transcript of Conference Call held on March 4, 2005.